UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        June 10, 2005
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                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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           Alabama                   1-3164                  63-0004250
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(State or other jurisdiction    (Commission File    (IRS Employer Identification
        of incorporation)            Number)                     No.)


600 North 18th Street, Birmingham, Alabama                 35291
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 (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code        (205) 257-1000
                                                  ------------------------------


                                       N/A

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          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.        Unregistered Sales of Equity Securities.
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                  On June 10, 2005, Alabama Power Company issued to The Southern
Company, in a private placement, 1,000,000 shares of Alabama Power Company's common stock, $40.00 par value per share, for a price of $40.00 per share ($40,000,000 aggregate purchase price). There were no underwriting discounts or commissions. The issuance to The Southern Company was exempt from registration under the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act because it was a transaction by an issuer that did not involve a public offering.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     June 15, 2005                                 ALABAMA POWER COMPANY



                                                        By /s/Wayne Boston
                                                             Wayne Boston
                                                         Assistant Secretary